EXHIBIT 24

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wayne A. Boutwell, Jonathan A. Hawkins and N. Hopper Ancarrow, Jr., or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Southern States Cooperative, Inc. (the "Company") and/or Southern States Capital Trust I (the "Trust") or as an officer, director or trustee thereof), to sign a Registration Statement on Form S-1 for registration of up to $100,000,000 of ___% Capital Securities (liquidation amount $25.00 per Capital Security) to be issued by the Trust (the "Capital Securities") and qualification of any indenture relating to such Capital Securities under the Trust Indenture Act of 1939, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all applications, statements and exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 17th day of November, 1998.


/s/ Michael W. Beahm                      /s/ Cecil D. Bell, Jr                     /s/ Floyd K. Blessing
---------------------------               -----------------------                   --------------------------
Michael W. Beahm                          Cecil D. Bell, Jr.                        Floyd K. Blessing


/s/ James E. Brady                        /s/ Earl L. Campbell                      /s/ Jere L. Cannon
---------------------------               -----------------------                   --------------------------
James E. Brady                            Earl L. Campbell                          Jere L. Cannon


/s/ William F. Covington                  /s/ Herbert A. Daniel                     /s/ H. Michael Davis
---------------------------               -----------------------                   --------------------------
William F. Covington                      Herbert A. Daniel                         H. Michael Davis


/s/ George E. Fisher                      /s/ R. Bruce Johnson                      /s/ James A. Kinsey
---------------------------               -----------------------                   --------------------------
George E. Fisher                          R. Bruce Johnson                          James A. Kinsey


/s/ J. Wayne McAtee                       /s/ Fred K. Norris                        /s/ Phil Ogletree, Jr.
---------------------------               -----------------------                   --------------------------
J. Wayne McAtee                           Fred K. Norris                            Phil Ogletree, Jr.


/s/ Richard F. Price                      /s/ William Pridgeon                      /s/ Curry A. Roberts
---------------------------               -----------------------                   --------------------------
Richard F. Price                          William Pridgeon                          Curry A. Roberts


/s/ John Henry Smith                      /s/ James A. Stonesifer                   /s/ William W. Vanderwende
---------------------------               -----------------------                   --------------------------
John Henry Smith                          James A. Stonesifer                       William W. Vanderwende


/s/ Wilbur C. Ward                        /s/ Charles A. Wilfong
---------------------------               -----------------------
Wilbur C. Ward                            Charles A. Wilfong
